                                                                    EXHIBIT 10.3

                                ENDORSEMENT NO. 6

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO. 9034
                                     between
                         PHILADELPHIA INDEMNITY COMPANY
                         PHILADELPHIA INSURANCE COMPANY
               (herein collectively referred to as the "Company")
                                       and
                         GENERAL REINSURANCE CORPORATION
                     (herein referred to as the "Reinsurer")

IT IS MUTUALLY AGREED that, effective January 1, 2007, the following ARTICLE XIV is hereby added to this Agreement:

"ARTICLE XIV - ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the parties with respect to the business reinsured hereunder. Any change or modification to this Agreement shall be made by written amendment to this Agreement and signed by the parties hereto."

IT IS FURTHER AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2007, and policies of the Company in force at 12:01 A.M., January 1, 2007, with respect to claims and losses resulting from Occurrences taking place at and after the aforesaid time and date, EXHIBIT A to this Agreement is amended as follows:

     I - SECTION 3 is amended to read:

"SECTION 3 - LIABILITY OF THE REINSURER

The Reinsurer shall pay to the Company, with respect to each Risk of the Company, the amount of Net Loss sustained by the Company in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                             SCHEDULE OF REINSURANCE

Class of Business   Company Retention   Limits of Liability of the Reinsurer
-----------------   -----------------   ------------------------------------
Property Business       $2,000,000      FIRST EXCESS COVER: The next
                                        $3,000,000 in excess of the first
                                        $2,000,000

                         GENERAL REINSURANCE CORPORATION
                          A BERKSHIRE HATHAWAY COMPANY

Class of Business   Company Retention   Limits of Liability of the Reinsurer
-----------------   -----------------   ------------------------------------
                                        SECOND EXCESS COVER: The next
                                        $5,000,000 in excess of the first
                                        $5,000,000

                                        THIRD EXCESS COVER: The next
                                        $5,000,000 in excess of the first
                                        $10,000,000

The liability of the Reinsurer shall not exceed:

     (a) $6,000,000 under the First Excess Cover nor $10,000,000 under the Second Excess Cover nor $10,000,000 under the Third Excess Cover with respect to all Net Loss on all Risks involved in one Occurrence.

     (b) $15,000,000 under the Second Excess Cover nor $15,000,000 under the Third Excess Cover with respect to all Net Loss on all Risks involved in all Occurrences (including Extra Contractual Obligations) taking place during each Agreement Year. For purposes of this provision, upon a run off termination of this Exhibit the last completed Agreement Year shall be combined with the remaining period that reinsurance is afforded under this Exhibit to constitute a single Agreement Year.

All insurance written under one or more policies of the Company against the same peril on the same Risk shall be combined, and the Company Retention and the Limits of Liability of the Reinsurer shall be determined on the basis of the sum of all insurance against the same peril and on the same Risk which is in force at the time of a claim or loss."

     II - SECTION 7 is amended to read:

"SECTION 7 - REINSURANCE PREMIUM

The Company shall pay to the Reinsurer:

     (a) For the First Excess Cover, 1.90% of the Company's Subject Earned Premium;

     (b) For the Second Excess Cover, 0.88% of the Company's Subject Earned Premium;

     (c) For the Third Excess Cover, 0.29% of the Company's Subject Earned Premium."

                         GENERAL REINSURANCE CORPORATION

     III - SECTION 9 is amended to read:

"SECTION 9 - AUTOMATIC REINSTATEMENT

The Limit of Liability of the Reinsurer with respect to each Occurrence shall be reduced by an amount equal to the amount of liability paid by the Reinsurer, but that part of the liability of the Reinsurer that is so reduced shall be automatically reinstated from the date of the Occurrence for which payment is made; however, the Limits of Liability of the Reinsurer under the Second and Third Excess Covers with respect to all Occurrences taking place during each Agreement Year shall not exceed the amounts set forth in the section entitled LIABILITY OF THE REINSURER. In consideration of this automatic reinstatement:

     (a) For each amount so reinstated in the First Excess Cover, there shall be no additional reinsurance premium;

     (b) For first $5,000,000 so reinstated in the Second and Third Excess Covers, there shall be no additional reinsurance premium;

     (c) For the next $5,000,000, so reinstated in the Second Excess Cover, the Company shall pay to the Reinsurer an additional reinsurance premium that shall be the product of 100% of the reinsurance premium set forth in sub-paragraph (b) of the section entitled REINSURANCE PREMIUM for the Agreement Year multiplied by the amount of the reinstated Limit of Liability of the Reinsurer divided by $5,000,000;

     (d) For the next $5,000,000, so reinstated in the Third Excess Cover, the Company shall pay to the Reinsurer an additional reinsurance premium that shall be the product of 100% of the reinsurance premium set forth in sub-paragraph (c) of the section entitled REINSURANCE PREMIUM for the Agreement Year multiplied by the amount of the reinstated Limit of Liability of the Reinsurer divided by $5,000,000.

The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM."

IT IS FURTHER AGREED that, as respects Terrorism Occurrences taking place at and after 12:01 A.M., January 1, 2007, EXHIBIT B to this Agreement is hereby renewed subject to all its terms, conditions and limitations, except as modified below, for a period of one year. Accordingly:

     I - The first paragraph of SECTION 2 - TERM is amended to read:

"This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2007, and to policies of the Company in force at 12:01 A.M., January 1, 2007, with respect to claims and losses resulting from Terrorism Occurrences taking place at and after the aforesaid time and date, and prior to 12:01 A.M., January 1, 2008."

                         GENERAL REINSURANCE CORPORATION

     II - SECTION 3 is amended to read:

"SECTION 3 - LIABILITY OF THE REINSURER

The Reinsurer shall pay to the Company, with respect to each Risk of the Company, the amount of Net Loss sustained by the Company in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                             SCHEDULE OF REINSURANCE

                                            Limits of Liability
                                              of the Reinsurer
                                        ---------------------------
                                            FIRST         SECOND
Class of Business   Company Retention   EXCESS COVER   EXCESS COVER
-----------------   -----------------   ------------   ------------
Property Business      $2,000,000        $8,000,000     $5,000,000

The liability of the Reinsurer shall not exceed $8,000,000 under the First Excess Cover nor $5,000,000 under the Second Excess Cover with respect to all Net Loss arising out of all loss or damage directly or indirectly arising out of, caused by, or resulting from all Terrorism Occurrences taking place during each Agreement Year, regardless of any other cause or event contributing to such loss or damage in any way or at any time, or whether such loss or damage is accidental or intentional.

All insurance written under one or more policies of the Company against the same peril on the same Risk shall be combined, and the Company Retention and the Limits of Liability of the Reinsurer shall be determined on the basis of the sum of all insurance against the same peril and on the same Risk which is in force at the time of a claim or loss."

     II - SECTION 6 is amended to read:

"SECTION 6 - REINSURANCE PREMIUM

The Company shall pay to the Reinsurer:

     (a) For the First Excess Cover, a flat reinsurance premium of $640,000 for the term of this Exhibit;

     (b) For the Second Excess Cover, a flat reinsurance premium of $400,000 for the term of this Exhibit."

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed

                         GENERAL REINSURANCE CORPORATION
in duplicate,

this 7th day of February 2007,

                                        PHILADELPHIA INDEMNITY COMPANY
                                        PHILADELPHIA INSURANCE COMPANY


                                        /s/ Christopher J. Maguire
                                        ----------------------------------------
                                        Executive VP & CUO


Attest: /s/ William A. McKenna
        -----------------------------

and this 15th day of January, 2007.

                                        GENERAL REINSURANCE CORPORATION


                                        /s/ Joan LaFrance
                                        ----------------------------------------
                                        Vice President


Attest: /s/ Diane B. Hyland
        -----------------------------

                                Endorsement No. 6
                               Agreement No. 9034
                         GENERAL REINSURANCE CORPORATION